NSAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Intermediate Municipal Bond
As of October 31, 2011
------------------------------------------------------- -----------------------
Name of Person                                          Ownership % of Series
------------------------------------------------------- -----------------------
Merrill Lynch                                           83.14%
------------------------------------------------------- -----------------------

As of April 30, 2011
------------------------------------------------------- -----------------------
Name of Person                                          Ownership % of Series
------------------------------------------------------- -----------------------
PACE                                                    86.86%
------------------------------------------------------- -----------------------


Changes in Control Persons
------------------------------------- ------------------------ -----------------------------------
Name of Person                        Ownership % of Series    Date/Description of
                                                               Transaction(s) Became a, or
                                                               Ceased to be, Control Person
------------------------------------- ------------------------ -----------------------------------
------------------------------------- ------------------------ -----------------------------------

Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Connecticut Intermediate Municipal Bond
As of October 31, 2011
------------------------------------------------------- -----------------------
Name of Person                                          Ownership % of Series
------------------------------------------------------- -----------------------
Merrill Lynch                                           82.06%
------------------------------------------------------- -----------------------

As of April 30, 2011
------------------------------------------------------- -----------------------
Name of Person                                          Ownership % of Series
------------------------------------------------------- -----------------------
PACE                                                    78.67%
------------------------------------------------------- -----------------------

Changes in Control Persons


------------------------------------- -----------------------------------------------------------
Name of Person                        Ownership % of Series   Date/Description of
                                                              Transaction(s) Became a, or
                                                              Ceased to be, Control Person
------------------------------------- ----------------------------------- -----------------------
------------------------------------- -----------------------------------------------------------